Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
AND INCREMENTAL FACILITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL FACILITY AGREEMENT (this “Agreement”) is dated as of March 2, 2017, and effective in accordance with Section 7 below, by and among BUFFALO WILD WINGS, INC., a Minnesota corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Subsidiary Guarantors, the Lenders (as defined below) who are party to this Agreement (the “Incremental Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).
STATEMENT OF PURPOSE:
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of October 6, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Credit Agreement be amended, as set forth herein, to provide for an increase in the Revolving Credit Facility in an aggregate principal amount of $200,000,000 pursuant to, and in accordance with, Section 4.1 of the Credit Agreement (the “Revolving Credit Increase”); and
WHEREAS, subject to the terms and conditions set forth in this Agreement, each Incremental Lender has severally committed to provide the Revolving Credit Increase in the amount set forth on Annex A attached hereto, in each case on the Increased Amount Effective Date (as defined below).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement).
Section 2.    Amendment to Credit Agreement. Effective as of the Increased Amount Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:
(a)Section 1.1 of the Credit Agreement is amended to insert, in the appropriate alphabetical location, the following new definition:

“First Amendment Effective Date” means March 2, 2017.

(b)Section 4.1(a)(1) of the Credit Agreement is hereby replaced in its entirety to read as follows: “the total aggregate principal amount for all such Incremental Revolving Credit Increases shall not (as of any date after the First Amendment Effective Date) exceed $50,000,000,”.

(c)Schedule 1.1 to the Credit Agreement is hereby replaced in its entirety with Annex B attached hereto.

Section 3.    Revolving Credit Increase.

(a)Subject to the terms and conditions set forth in this Agreement, each Incremental Lender severally agrees that its respective Revolving Credit Commitment as of the Increased Amount Effective Date shall be as set forth opposite such Incremental Lender’s name on Annex B attached hereto.

(b)Notwithstanding anything to the contrary contained in this Agreement, the Credit Agreement or any other Loan Document, the parties hereto agree that each revolving loan made pursuant to the Revolving Credit Increase shall be (i) a “Revolving Credit Loan” under and as defined in the Credit Agreement and (ii) part of the “Revolving Credit Facility” under, and as defined in, the Credit Agreement.

(c)The terms and conditions applicable to the Revolving Credit Increase shall be the same as the terms and conditions applicable to the Revolving Credit Loans, including, without limitation, the Applicable Margin and the Revolving Credit Maturity Date with respect thereto. Without limiting the generality of the foregoing, the parties hereto agree that the Swingline Commitment and the L/C Sublimit shall not be changed as a result of this Agreement or the transactions contemplated hereby.

(d)The proceeds of the Revolving Credit Increase shall be used in accordance with Section 8.4 of the Credit Agreement.

(e)The Revolving Credit Increase shall be deemed to have been incurred under Section 4.1 of the Credit Agreement.

(f)The Revolving Credit Increase shall constitute Obligations of the Borrower and shall be guaranteed with the other Extensions of Credit on a pari passu basis.

Section 4.    Reallocation of Revolving Credit Facility.

(a)As of the Increased Amount Effective Date and after giving effect to this Agreement, the Revolving Credit Commitments and the Revolving Credit Commitment Percentages of each Lender under the Credit Agreement are as set forth on Annex B hereto.

(b)The outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations shall be reallocated by the Administrative Agent on the applicable Increased Amount Effective Date among the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Increase) agree to make all payments and adjustments necessary to effect such reallocation).

Section 5.    Conditions to Effectiveness. This Agreement shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions (such date, the “Increased Amount Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each properly executed by a Responsible Officer of the signing Credit Party, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    executed counterparts of this Agreement, duly executed by each Credit Party, each of the Incremental Lenders and the Administrative Agent;

(ii)    a Revolving Credit Note executed by the Borrower in favor of each Incremental Lender that has requested a Revolving Credit Note at least two (2) Business Days in advance of the Increased Amount Effective Date;
(iii)    an Officer’s Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance with the financial covenants set forth in Section 9.12, in each case based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect (on a Pro Forma Basis) to (x) the Revolving Credit Increase and (y) the making of any Revolving Credit Loans pursuant thereto (with the Revolving Credit Increase being deemed to be fully funded);
(iv)    a certificate with respect to each Credit Party certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable (or certifying that such organizational documents have not been amended, modified or supplemented since the Closing Date), (B) the bylaws or other governing document of such Credit Party as in effect on the Increased Amount Effective Date (or certifying that such organizational documents have not been amended, modified or supplemented since the Closing Date), (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the Revolving Credit Increase and the other transactions contemplated hereunder and the execution, delivery and performance of this Agreement, and (D) each certificate required to be delivered pursuant to Section 5(a)(v) of this Agreement;
(v)    certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable; and
(vi)    opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders);
(b)    the representations and warranties in Section 8 of this Agreement shall be true and correct as of the Increased Amount Effective Date; and
(c)    payment of (i) all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the Increased Amount Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Increased Amount Effective Date and (ii) all fees to the Incremental Lenders required to be paid on the Increased Amount Effective Date.
For purposes of determining compliance with the conditions specified in this Section 5, each Incremental Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Increased Amount Effective Date specifying its objection thereto.

Section 6.    Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Agreement:
(a)    each of the representations and warranties contained in Article VII of the Credit Agreement shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, on such Increased Amount Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date);
(b)    no Default or Event of Default shall exist on such Increased Amount Effective Date before or after giving effect to (i) the Revolving Credit Increase and (ii) the making of any Revolving Credit Loans pursuant thereto;
(c)    it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and to perform and observe the provisions of this Agreement;
(d)    this Agreement has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance of this Agreement do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Permitted Liens) upon any assets or property of any of such Credit Party, or any of its Subsidiaries, under the provisions of, such Credit Party’s or such Subsidiary’s organizational documents or any material agreement to which such Credit Party or Subsidiary is a party.

Section 7.    Effect of this Agreement. On and after the Increased Amount Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and a “Lender Joinder Agreement” pursuant to Section 4.1(a)(H).
Section 8.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.
Section 9.    Acknowledgments and Reaffirmations. Each Credit Party (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party, and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
Section 10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 11.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:

BUFFALO WILD WINGS, INC.

By:	/s/ Alexander H. Ware
Name:	Alexander H. Ware
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

BLAZIN WINGS, INC., as a Guarantor

By:	/s/ James M. Schmidt
Name:	James M. Schmidt
Title:	Vice President

BUFFALO WILD WINGS INTERNATIONAL, INC., as a Guarantor

By:	/s/ James M. Schmidt
Name:	James M. Schmidt
Title:	Chief Operating Officer

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:	/s/ Maureen S. Malphus
Name:	Maureen S. Malphus
Title:	Vice President

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Anthony Luppino
Name:	Anthony Luppino
Title:	Vice President

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Sean T. Ball
Name:	Sean T. Ball
Title:	Director

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Moffatt
Name:	Paul Moffatt
Title:	Vice President

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Cortese
Name:	Michael Cortese
Title:	Vice President

Buffalo Wild Wings, Inc.
First Amendment to Credit Agreement
and Incremental Facility Agreement
Signature Page

ANNEX A

Revolving Credit Increase Commitments

Incremental Lender	Revolving Credit Increase Commitment
Wells Fargo Bank, National Association	$47,500,000
Bank of America, N.A.	$47,500,000
U.S. Bank National Association	$35,000,000
PNC Bank, National Association	$35,000,000
The Bank of Tokyo-Mitsubishi UFJ, LTD.	$20,000,000
BMO Harris Bank N.A.	$15,000,000
Total	$200,000,000

ANNEX B

Schedule 1.1

Commitments and Commitment Percentages

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$172,500,000	24.642857140%
Bank of America, N.A.	$172,500,000	24.642857140%
U.S. Bank National Association	$120,000,000	17.142857140%
BMO Harris Bank N.A.	$100,000,000	14.285714290%
PNC Bank, National Association	$75,000,000	10.714285710%
The Bank of Tokyo-Mitsubishi UFJ, LTD.	$60,000,000	8.571428571%
Total	$700,000,000	100.000000000%